   As filed with the Securities and Exchange Commission on December 30, 1996


                                        Securities Act Registration No. 33-70590
                                Investment Company Act Registration No. 811-8088
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]

                       Pre-Effective Amendment No. _____               [ ]


                       Post-Effective Amendment No. 5                  [X]



                                     and/or


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]



                          Amendment No. 6                              [X]



                               O.R.I. FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)


   233 N. MICHIGAN AVENUE, SUITE 1807
            CHICAGO, ILLINOIS                                     60601
(Address of Principal Executive Offices)                        (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 616-1040

                                SAMUEL WEGBREIT
                               O.R.I. FUNDS, INC.
                       233 N. MICHIGAN AVENUE, SUITE 1807
                            CHICAGO, ILLINOIS  60601
                    (Name and Address of Agent for Service)

                                   Copies to:

                                 CAROL A. GEHL
                              GODFREY & KAHN, S.C.
                             780 NORTH WATER STREET
                          MILWAUKEE, WISCONSIN  53202


     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the year ending November 30, 1996 will be filed on or before January 30, 1997.


     It is proposed that this filing will become effective (check appropriate box).


     [ ]   immediately upon filing pursuant to paragraph (b) of Rule 485


     [ ]   on (date) pursuant to paragraph (b) of Rule 485


     [ ]   60 days after filing pursuant to paragraph (a)(1) of Rule 485


     [X]   on March 1, 1997, pursuant to paragraph (a)(1) of Rule 485


     [ ]   75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485

Explanatory Note



     This Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A is being filed under Rule 485(a) of the Securities Act of 1933, as amended (the "Securities Act"), to become effective March 1, 1997, the same date that the revised Investment Advisory Agreement between the Registrant and Oak Ridge Investments, Inc. will become effective, assuming shareholder approval is obtained, and the same date that the Rule 18f-3 Multiple Class Plan adopted by the Registrant will become effective. This filing does not include financial information for the year ended November 30, 1996 (although it is drafted in anticipation of such information being included) because the Registrant intends to file a Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A under Rule 485(b) of the Securities Act in early February, 1997, to become effective March 1, 1997, which will include such information. To comply with Rule 3-18(c) of Regulation S-X, however, the Registrant has incorporated by reference into this filing its 1995 Annual Report and its Semi-Annual Report for the period ended May 31, 1996.

                             CROSS REFERENCE SHEET


     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).


                                            Caption or Subheading in
                                            Prospectus or Statement
Item No. on Form N-1A                       of Additional Information
---------------------                       -------------------------
                  PART A - INFORMATION REQUIRED IN PROSPECTUS

1.  Cover Page                              Cover Page
2.  Synopsis                                Summary; Summary of Fund Expenses
3.  Condensed Financial Information         Financial Highlights
4.  General Description of Registrant       Fund Organization; Investment
                                            Objective and Policies; Investment
                                            Techniques and Risks; Investment
                                            Restrictions
5.  Management of the Fund                  Management; Fund Expenses
5A. Management's Discussion of Fund         Fund Performance
    Performance

6.  Capital Stock and Other Securities      Income Dividends, Capital Gains
                                            Distributions and Tax Status; Fund
                                            Organization
7.  Purchase of Securities Being Offered    How to Purchase Fund Shares;
                                            Determination of Net Asset Value;
                                            Distribution Plan
8.  Redemption or Repurchase                How to Redeem Shares; Calculation
                                            of Net Asset Value
9.  Pending Legal Proceedings               *

      PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                             Cover Page
11.  Table of Contents                      Table of Contents
12.  General Information and History        Included in Prospectus under the
                                            heading Fund Organization
13.  Investment Objectives and Policies     Investment Restrictions; Investment
                                            Techniques and Risks

14.  Management of the Fund                    Directors and Officers

15.  Control Persons and Principal Holders     Principal Shareholders; Directors
     of Securities                             and Officers; Investment Advisor
                                               and Underwriter
16.  Investment Advisory and Other Services    Investment Advisor and Underwriter;
                                               Distribution Plan; Management (in
                                               Prospectus); Custodian; Transfer
                                               Agent and Dividend-Disbursing
                                               Agent; Independent Accountants
17.  Brokerage Allocation and Other Practices  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities        Included in Prospectus under the
                                               heading Fund Organization
19.  Purchase, Redemption and Pricing of       Included in Prospectus under the
     Securities Being Offered                  headings How to Purchase Fund
                                               Shares; Determination of Net Asset
                                               Value; How to Redeem Shares; and in
                                               the Statement of Additional
                                               Information under the heading
                                               Investment Advisor and Underwriter
20.  Tax Status                                Included in Prospectus under the
                                               heading Income Dividends, Capital
                                               Gains Distributions and Tax Status
21.  Underwriters                              Investment Advisor and Underwriter
22.  Calculations of Performance Data          Performance Information
23.  Financial Statements                      Financial Statements



---------------
*Answer negative or inapplicable






MW1-3388-3

                                   PROSPECTUS


                                 March 1, 1997


                          OAK RIDGE INVESTMENTS, INC.
                                    Presents

                               O.R.I. GROWTH FUND
                                  a Series of

                               O.R.I. FUNDS, INC.

                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701

                                 1-800-407-7298


The O.R.I. Growth Fund (the "Fund") is a series of O.R.I. Funds, Inc. (the "Corporation"), an open-end, diversified, management investment company commonly referred to as a mutual fund. The investment objective of the Fund is to seek capital appreciation. The Fund will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in equity securities of domestic companies. The Fund may invest in all types of equity securities that, in the opinion of the Fund's manager, OAK RIDGE INVESTMENTS, INC. ("Oak Ridge"), have the potential to appreciate faster than the general market.


The Fund offers two classes of shares which may be purchased at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the "Class A shares"), or (ii) without any initial sales charge (the "Class C shares"). Each class of shares of the Fund is subject to a separate Rule 12b-1 Plan pursuant to which aggregate annual fees of 0.25% and 1.00% of the average net assets of the Fund attributable to the Class A and Class C shares, respectively, are charged.



This Prospectus sets forth concisely the information that you should be aware of prior to investing in the Fund's Class A or Class C shares. Please read this Prospectus carefully and retain it for future reference. Additional information regarding the Fund is included in the Statement of Additional Information dated March 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated in this Prospectus by reference. A copy of the Fund's Statement of Additional Information is available without charge by writing to the Fund at the address listed above or by calling 1-800-407-7298.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                      Page
                                                                      ----
SUMMARY..................................................................4
SUMMARY OF FUND EXPENSES.................................................5
      Fee Table..........................................................5
      Example............................................................6
FINANCIAL HIGHLIGHTS.....................................................6
FUND PERFORMANCE.........................................................7
INVESTMENT OBJECTIVE AND POLICIES........................................7
INVESTMENT RESTRICTIONS..................................................8
INVESTMENT TECHNIQUES AND RISKS..........................................8
      In General.........................................................8
      Short-Term Fixed Income Securities.................................8
      Lending of Portfolio Securities....................................9
      Portfolio Turnover.................................................9
MANAGEMENT...............................................................9
FUND EXPENSES...........................................................10
HOW TO PURCHASE SHARES..................................................10
      Offering Price....................................................11
      Purchases at Net Asset Value......................................11
      Initial Investment - Minimum $2,000...............................12
      Automatic Investment Plan - Minimum $100..........................12
      Subsequent Investments............................................13
      Share Certificates................................................13
DETERMINATION OF NET ASSET VALUE........................................13


HOW TO REDEEM SHARES....................................................14
      In General........................................................14
      Written Redemption................................................14
      Telephone Redemption..............................................14
      Systematic Withdrawal Plan........................................15
DISTRIBUTION PLANS......................................................15
TAX SHELTERED RETIREMENT PLANS..........................................16
      Individual Retirement Account ("IRA").............................16
      401(k) Plan.......................................................16
      Defined Contribution Plan.........................................17
INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT.........17
FUND ORGANIZATION.......................................................17
ADMINISTRATOR...........................................................18
CUSTODIAN, TRANSFER AGENT, AND DISTRIBUTOR..............................18
PORTFOLIO TRANSACTIONS..................................................19
COMPARISON OF INVESTMENT RESULTS........................................19






                              ____________________



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell securities in any state to any person to whom it is unlawful to make such offer in such state.



                              ____________________

                                    SUMMARY

Investment Objective

     The investment objective of the Fund is to seek capital appreciation. The Fund will seek to achieve its investment objective by investing its assets primarily in equity securities of domestic companies that, in the opinion of Oak Ridge, have the potential to appreciate faster than the general market.
The Fund's investments are subject to market risk and the value of its shares will fluctuate with changing market valuations of its portfolio holdings. See "INVESTMENT OBJECTIVE AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."

Investment Advisor

     Oak Ridge is the investment advisor to the Fund. Oak Ridge was organized in 1989 and acts as the investment advisor to individual and institutional clients with investment portfolios of approximately $95 million. See "MANAGEMENT."

Purchase and Redemptions


     Class A shares of the Fund are offered at net asset value per share plus a maximum initial sales charge of 4.25% of the offering price. Persons who were shareholders of the Fund as of December 31, 1995 are not subject to this front-end sales load on additional purchases of Class A shares. Certain other exceptions may also apply. In addition, the Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Class A shares sold on or after January 1, 1996 (the "Class A Plan"), which authorizes the Fund to pay a distribution fee of up to 0.25% per annum of the average daily net assets of the Fund attributable to the Class A shares.



     Class C shares of the Fund are offered without the imposition of a sales charge. Therefore, the entire amount of an investor's purchase is invested in the shares. However, the Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for the Class C shares (the "Class C Plan"), which authorizes the Fund to pay a distribution fee of up to 0.75% and a service fee of up to 0.25% per annum of the average daily net assets of the Fund attributable to the Class C shares. For additional information, see "HOW TO PURCHASE SHARES" and "DISTRIBUTION PLANS."



     The minimum initial investment required by the Fund is $2,000. The minimum subsequent investment is $100, if made by mail, or $1,000, if made by wire. The minimum initial investment for individual retirement accounts is $1,000, and for investors using the Automatic Investment Plan, the minimum initial investment is $100. These minimums may be changed or waived at any time at the discretion of the Fund. See "HOW TO PURCHASE SHARES."


     Shares may be redeemed using either written or telephone redemption procedures at net asset value per share without the imposition of any redemption charges. See "HOW TO REDEEM SHARES."

Shareholder Services

     Questions regarding the Fund may be directed to the Fund at the address and telephone number on the front page of this Prospectus.

                            SUMMARY OF FUND EXPENSES


     The purpose of the following table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly (shareholder transaction expenses) and indirectly (annual fund operating expenses).


                                   Fee Table




                                                     Class A   Class C
                                                     --------  -------

         SHAREHOLDER TRANSACTION EXPENSES(1)


         Maximum Sales Load Imposed on Purchases     4.25%(2)  NONE
          (as a percentage of offering price)
         Sales Load Imposed on Reinvested Dividends  NONE      NONE
         Deferred Sales Load Imposed on Redemptions  NONE      NONE
         Redemption Fees                             NONE      NONE



      ANNUAL FUND OPERATING EXPENSES (after waivers or reimbursements) (as a percentage of average net assets)



         Management Fee                         1.00%     1.00%
         Rule 12b-1 Distribution Fees           0.25%(3)  1.00%(3),(4)
         Other Expenses (net of reimbursement)  0.75%(5)  0.75%(5)
                                                --------  ------------
         TOTAL FUND OPERATING EXPENSES          2.00%(5)  2.75%(5)
                                                ========  ============
         (after waivers or reimbursements)


---------------


(1) In addition to the shareholder transaction expenses listed below, shareholders who choose to purchase and/or redeem shares by wire may be charged a $10.00 service fee. See "HOW TO PURCHASE SHARES - Initial Investment - Minimum $2,000" and "HOW TO REDEEM SHARES - Written Redemption."



(2) The sales load illustrated is the maximum rate applicable to purchases of Class A shares by new shareholders on or after January 1, 1996. Existing shareholders as of December 31, 1995 as well as certain other investors are exempt from having to pay this sales load, as described more fully under "HOW TO PURCHASE SHARES."



(3) Consistent with the Rules of the National Association of Securities Dealers, Inc. (the "NASD"), it is possible that the Rule 12b-1 fees could cause long-term investors of the Fund to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same Rules.



(4) The Rule 12b-1 distribution fee for the Class C shares consists of a service fee not exceeding 0.25% of the average daily net assets of the Fund attributable to the Class C shares and an asset-based sales charge equal to 0.75%.



(5) The Fund's investment advisor, Oak Ridge, has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Total Operating Expenses for the Class A shares do not exceed 2.00% of the class' average daily net assets and that the Total Operating Expenses for the Class C shares do not exceed 2.75%. Other Expenses for the Class A shares are presented net of reimbursement. Absent these reimbursements, Other Expenses and Total Fund Operating Expenses for the period ended November 30, 1996 would have been ___% and ___%, respectively. Since the Class C shares were not offered prior to March 1, 1997, Other Expenses for the

      Class C shares have been estimated and are presented net of reimbursements. Absent these reimbursements, Other Expenses and Total Fund Operating Expenses for the Class C shares are estimated to be ___% and ___%, respectively. For additional information concerning management fees and operating expenses, see "MANAGEMENT."


                                    Example

You would pay the following expenses on a $1,000 investment, assuming (i) 5% annual return, and (ii) redemption at the end of each time period.





                           1 Year  3 Years  5 Years  10 Years
                           ------  -------  -------  --------
Class A                     $63     $104     $148     $269

Class C                      --      ---      ---      ---





     The Example is based on the Total Operating Expenses specified in the table above. In addition, the maximum front-end sales load is reflected in the Class A Example. The amounts in the Example may increase absent the waivers or reimbursements. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumption in the Example of a 5% annual rate of return is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. This return is hypothetical and should not be considered representative of past or future performance of the Fund.




                              FINANCIAL HIGHLIGHTS



     The following table of selected financial information has been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in their report which appears in the Annual Report of the Fund for the period ended November 30, 1996. The following information should be read in conjunction with the financial statements and related notes included in the Fund's 1996 Annual Report, a copy of which may be obtained without charge by calling or writing to the Fund. Unaudited information for the semi-annual period ended May 31, 1996 is contained in the Fund's Semi-Annual Report, which is incorporated herein by reference and which may likewise be obtained without charge by calling or writing to the Fund. The information below is for the Fund's Class A shares only. The Fund's Class C shares were not offered until March 1, 1997.



                                                                                                 January 3, 1994
                                                        Year Ended         Year Ended      (commencement of operations)
                                                    November 30, 1996*  November 30, 1995      to November 30, 1994
                                                    ------------------  -----------------  ----------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                             -----   $    10.48                 $    10.00
                                                                         ----------                 ----------

Income from investment operations:
  Net investment (loss) income                                   -----        (0.13)                     (0.07)
  Net realized and unrealized gains on investments               -----         4.00                       0.55
                                                                         ----------                 ----------
     Total from investment operations                            -----         3.87                       0.48
                                                                         ----------                 ----------

Less distributions:
  Dividends from capital gains                                   -----        (0.03)                         -
                                                                         ----------                 ----------

Net Asset value, end of period                                   -----   $    14.32                 $    10.48
                                                                         ==========                 ==========

TOTAL RETURN(1)                                                  -----         37.0%                       4.8%(2)


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period                                       _____%   $4,182,246                  $2,708,546
Ratio of expenses to average net assets(3)                      _____%         2.0%                         2.0% (4)
Ratio of net investment income (loss) to                        _____%        (1.3%)                       (1.1%)(4)
 average net assets(3)
Portfolio turnover rate                                         _____%         109%                           80%
Average commission rate paid                                    _____%


---------------


* To be filed by amendment.  See Explanatory Note.


(1)  Does not reflect the effect of the 4.25% sales charge.

(2)  Not annualized for the period from January 3, 1994 to November 30, 1994.


(3) Net of reimbursements and waivers. Without reimbursements and waivers, the ratio of net expenses to average net assets would have been ___%, 6.5%, and 9.0%, and the ratio of net investment loss to average net assets would have been (___%), (5.8%), and (8.1)% during the periods ended November 30, 1996 and November 30, 1995, and from January 3, 1994 to November 30, 1994, respectively.


(4)  Annualized for the period ended November 30, 1994.



                                FUND PERFORMANCE



     Information regarding the performance of the Fund's Class A shares is contained in the Fund's 1996 Annual Report, a copy of which may be obtained without charge by calling or writing to the Fund.




                       INVESTMENT OBJECTIVE AND POLICIES


     The Fund is the first and presently, the only series of the Corporation, an open-end, diversified management company. The Fund's investment objective is to seek capital appreciation. The generation of investment income is not an investment objective and, therefore, any income earned by the Fund will be incidental to the Fund's objective. The Fund will seek, under normal market conditions, to achieve its investment objective by investing its assets primarily in equity securities of domestic companies, which include but are not limited to common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks, such as convertible bonds and debentures. The Fund will limit its investment in each of the following to 5% of its net assets: preferred stock; warrants to purchase common stocks or preferred stocks; and securities convertible into common or preferred stocks. The Fund may invest in all types of equity securities that, in the opinion of Oak Ridge, have the potential to appreciate faster than the general market. In addition, the Fund may invest up to 5% of its net assets in "Investment Grade Debt Securities," as defined below. The Fund may, when Oak Ridge deems a more conservative approach is warranted, invest up to 35% of its total assets in short-term, fixed income securities (commonly referred to as cash equivalents) as a temporary defensive measure or pending investment or reinvestment. Since the Fund's assets will, under normal market conditions, consist primarily of equity securities, the Fund's net asset value may be subject to greater principal fluctuation than a portfolio containing a substantial amount of fixed income securities.

     When making investment decisions, Oak Ridge utilizes information and analyses from numerous sources regarding a company's sales and earnings growth; earnings power, trends and predictability; industry, economic and political trends; relative valuation; and liquidity, to determine whether the security has the potential to appreciate faster than the general market. While the Fund has no policy regarding market capitalizations of issuers of equity securities in which it may invest, Oak Ridge believes that the Fund will generally invest in medium capitalization growth companies. The Fund is only intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above average risk in anticipation of greater rewards. The Fund is not designed to offer a balanced investment program suitable for all investors.

     Except for the Fund's investment objective and the investment restrictions contained in the Statement of Additional Information, some of which are set forth below, the Fund's policies may be changed without a vote of the Fund's shareholders.



                            INVESTMENT RESTRICTIONS


     The Fund has adopted several restrictions on its investments and other activities that may not be changed without shareholder approval. Specifically,

           (1) With respect to 75% of its total assets, the Fund may not purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if such action would cause more than 5% of the Fund's total assets to be invested in securities of any one issuer, or purchase more than 10% of the outstanding voting securities of any one issuer;

           (2) The Fund may not borrow money except from banks for temporary or emergency purposes (but not for the purchase of investments) and then, only in an amount not to exceed 33-1/3% of the value of the Fund's net assets at the time the borrowing is incurred; provided however, the Fund may engage in transactions in options, futures contracts and options on futures contracts. The Fund may not purchase securities when borrowings exceed 5% of its total assets; and

           (3) The Fund may not pledge, mortgage, hypothecate, or otherwise encumber any of its assets, except to secure permitted borrowings and except that the Fund may invest in options, futures contracts and options on futures contracts.

For additional investment restrictions, see the Fund's Statement of Additional Information.



                        INVESTMENT TECHNIQUES AND RISKS



In General



     The Fund will not invest more than 5% of its net assets in any one of the following types of investments: investment grade debt securities; repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers; warrants; illiquid securities; unseasoned companies; securities purchased on a when-issued or delayed delivery basis; and derivative instruments, such as transactions in options, futures and options on futures and swap agreements. The ability of the Fund to effectively use derivative instruments is largely dependent upon Oak Ridge's ability to correctly use these instruments, which may involve different skills than are associated with securities generally. Investment grade debt securities are (i) bonds rated Baa or higher by Moody's Investors Service ("Moody's"), BBB or higher by Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P") or Fitch Investors Service, Inc. ("Fitch"); or (ii) commercial paper rated A-1 or higher by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch. Bonds rated BBB by S&P or Baa by Moody's, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds. For a more extensive discussion of these investment techniques and risks associated therewith, see the Fund's Statement of Additional Information.



Short-Term Fixed Income Securities



     In times when Oak Ridge believes that adverse economic or market conditions justify such action, up to 35% of the Fund's total assets may be held temporarily in short-term fixed-income securities, including without limitation: U.S. government securities, including bills, notes and bonds, differing as to maturity and rate of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. governmental agencies or instrumentalities; certificates of deposit issued against funds deposited in a U.S. bank or savings and loan association; bank time deposits, which are monies kept on deposit with U.S. banks or savings and loan associations for a stated period of time at a fixed rate of interest; bankers' acceptances which are short-term credit instruments used to finance commercial transactions; repurchase agreements entered into only with respect to obligations of the U.S. government, its agencies or instrumentalities; or commercial paper and commercial paper master notes (which are demand instruments without a fixed maturity bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) rated A-1 or better by S&P, Prime-1 or better by Moody's, Duff 2 or higher by D&P, or Fitch 2 or higher by Fitch. The Fund may also invest up to 35% of its total assets in such instruments in amounts as Oak Ridge believes are reasonable to satisfy anticipated redemption requests.



Lending of Portfolio Securities


     The Fund may lend its portfolio securities, up to 5% of its total assets, to broker-dealers or institutional investors. The loans will be secured continuously by collateral equal at least to the value of the securities lent by "marking to market" daily. The collateral may consist of cash, government securities, letters of credit, or other collateral permitted by regulatory agencies. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. The Fund may pay reasonable custodial and administrative fees in connection with a loan. The Fund will retain the right to call, upon notice, the lent securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, Oak Ridge will review the creditworthiness of the entities to which loans are made to evaluate those risks.


Portfolio Turnover



     The Fund's historical portfolio turnover rate is listed under "Financial Highlights." The portfolio turnover rate indicates changes in the Fund's investments. A turnover rate of 100% would occur, for example, if all of the securities held by the Fund were replaced within one year. The turnover rate may vary from year to year, as well as within a year. It may be affected by sales of portfolio securities necessary to meet cash requirements for redemption of shares. Under normal market conditions, the Fund anticipates that its portfolio turnover rate will not exceed 100%. In the event the Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of above average transaction costs and could result in the payment by shareholders of above average amounts of taxes on realized investment gains.



                                   MANAGEMENT

     Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The Corporation, on behalf of the Fund, has entered into an investment advisory agreement with Oak Ridge Investments, Inc. ("Oak Ridge") pursuant to which Oak Ridge manages the Fund's investments and business affairs, subject to the supervision of the Corporation's Board of Directors (the "Investment Advisory Agreement"). The Board of Directors also oversees duties required by applicable state and federal law.


     Oak Ridge, a growth equity capital management firm, is the investment advisor to the Fund. Oak Ridge was founded in 1989 and is located at 233 North Michigan Avenue, Suite 1807, Chicago, IL 60601. Under the Investment Advisory Agreement, the Corporation, on behalf of the Fund, compensates Oak Ridge for its investment advisory services for each class of shares at the annual rate of 1.00% of the Fund's average daily net assets attributable to each such class of shares. The Corporation's Board of Directors believes that this fee is reasonable in light of the Fund's investment objective. Oak Ridge has voluntarily agreed to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the total operating expenses for the Class A shares do not exceed 2.00% of the class' average daily net assets and the total operating expenses for the Class C shares do not exceed 2.75% of the class' average daily net assets. Any such waiver or reimbursement will have the effect of lowering the overall expense ratio for the applicable class and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.


     The Fund is managed by David M. Klaskin, who has been the President, Treasurer and Chief Investment Officer of Oak Ridge since its founding in September 1989. From 1982 until founding Oak Ridge, Mr. Klaskin was a financial consultant with Shearson/Lehman Bros.



     Oak Ridge provides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker-dealers who execute the portfolio transactions for the Fund. Oak Ridge provides office space for the Corporation and pays the salaries, fees and expenses of all the Corporation's officers and directors who are interested persons of Oak Ridge. In addition to providing investment advice to the Fund, Oak Ridge serves as investment advisor to pension and profit-sharing plans, and other institutional and private investors. As of November 30, 1996, Oak Ridge had approximately $95 million under management. Mr. David M. Klaskin and Mr. Samuel Wegbreit each own shares representing more than 35% but less than 51% of the voting rights of Oak Ridge.




                                 FUND EXPENSES



     The Corporation, on behalf of the Fund, is responsible for all of its expenses, including: interest charges; taxes; brokerage commissions; organizational expenses; expenses of registering or qualifying shares for sale with the states and the SEC; expenses of issue, sale, repurchase or redemption of shares; expenses of printing and distributing prospectuses to existing shareholders; charges of custodians; expenses for accounting, administrative, audit, and legal services; fees for directors who are not interested persons of Oak Ridge; expenses of fidelity bond coverage and other insurance; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings. For the period ended November 30, 1996, after waivers and reimbursements, these expenses totaled 1.00% of the average net assets of the Fund attributable to the Class A shares.




                             HOW TO PURCHASE SHARES



     Shares of the Fund may be purchased through any dealer which has entered into a sales agreement with Oak Ridge, in its capacity as principal underwriter of shares of the Fund (the "Distributor"), or through the Distributor directly. Firstar Trust Company, the Fund's transfer agent (the "Transfer Agent"), may also accept purchase applications.


     Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment should be made by check or money order drawn on a U.S. bank, savings and loan, or credit union. The minimum initial investment in the Fund is $2,000. Subsequent investments may be made by mail ($100 minimum) or by wire ($1,000 minimum). For individual retirement accounts ("IRAs"), the minimum initial investment is $1,000. For investors using the Automatic Investment Plan, as described below, the minimum investment is $100. Minimum investments are waived for employee benefit plans qualified under Sections 401, 403(b)(7) or 457 of the Internal Revenue Code. These minimums can be changed by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

     If you purchase shares of the Fund by check or the Automatic Investment Plan and request the redemption of such shares within fifteen days of the initial purchase, the redemption will not be effective, and the Fund will not forward the redemption proceeds until the Fund is reasonably satisfied that your check or purchase order has cleared. (This is a security precaution only and does not affect your investment).

Offering Price -  Class A Shares



     Class A shares of the Fund are sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share (next computed following (i) receipt of an order in proper form by a dealer, the Distributor or the Transfer Agent, as the case may be, and (ii) acceptance of such order by the Fund) and the sales charge as set forth below. Net asset value per share is calculated once daily as of the close of trading on each day the New York Stock Exchange is open (currently 4:00 p.m., Eastern Standard Time). See "DETERMINATION OF NET ASSET VALUE." The sales charge imposed on purchases of Class A shares is as follows:


                              Total Sales Charge



      Amount of Sale             As a Percentage of      As a Percentage of     Portion of Total
       at Offering               Offering Price of       Net Asset Value of      Offering Price
          Price                 the Shares Purchased    the Shares Purchased  Retained by Dealers*
      ---------------           --------------------    --------------------  --------------------

Less than $50,000                         4.25%              4.44%                 4.00%
$50,000 but less than $100,000            3.75%              3.90%                 3.50%
$100,000 but less than $250,000           3.25%              3.36%                 3.00%
$250,000 but less than $500,000           2.25%              2.30%                 2.00%
$500,000 but less than $1,000,000         1.75%              1.78%                 1.50%
$1,000,000 or more                        1.00%              1.01%                 0.90%


---------------

* At the discretion of the Distributor, all sales charges may at times be paid to the securities dealer, if any, involved in the trade. A securities dealer which is paid all or substantially all of the sales charges may be deemed an "underwriter" under the Securities Act of 1933, as amended.


     Investors described under "Purchases at Net Asset Value," below, may purchase Class A shares without the imposition of a sales charge. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains.
A confirmation indicating the details of each purchase transaction will be sent to you promptly following such transaction. If a purchase order is placed through a dealer, the dealer must promptly forward the order, together with payment, to the Transfer Agent.



Purchases at Net Asset Value - Class A and Class C Shares



     Class A shares of the Fund may be purchased at net asset value without the imposition of a sales charge, upon the written assurance that the purchase is made for investment purposes and that the shares will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund, by any of the following: (i) employee benefit plans qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended, subject to minimum requirements with respect to the number of employees or amount of purchase, which may be established by the Distributor; currently, those criteria require that the employer establishing the plan have 1,000 or more eligible employees;
(ii) directors, officers, and full-time employees of the Fund, the Distributor, and affiliates of such companies, and by spouses and family members of such persons; (iii) registered securities brokers and dealers which have entered into a sales agreement with the Distributor, and their affiliates, for their investment account only; (iv) registered personnel and employees of such securities brokers and dealers referred to in (iii) above, and their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer; and (v) registered investment advisors affiliated with the Distributor, by agreement or otherwise, on behalf of their clients, who are participating in a comprehensive fee program (also known as a wrap fee program). Please call 1-800-407-7298 for more information on purchases of Class A shares at net asset value.



     Class C shares of the Fund may also be purchased at net asset value without the imposition of a sales charge. Class C shares, however, are subject to a higher Rule 12b-1 distribution fee than Class A shares, as discussed more fully under "DISTRIBUTION PLANS."



Initial Investment - Minimum $2,000



     You may purchase Class A or Class C shares by completing the enclosed application form and mailing it along with a check or money order payable to "O.R.I. Growth Fund" to your securities dealer, the Distributor or the Transfer Agent, as the case may be. If mailing to the Distributor or Transfer Agent, please send to the following address: Firstar Trust Company, Mutual Fund Services, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. In addition, overnight mail should be sent to the following address: O.R.I. Growth Fund, Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Do not mail letters by overnight courier to the P.O. Box address listed above. You may also purchase Fund shares by telephone. For information regarding this option, please call 1-800-407-7298.



     If the securities dealer you have chosen to purchase Fund shares through has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be affected at the Offering Price for Class A shares and at net asset value for Class C shares. Such dealers may also charge a transaction fee, as determined by the dealer. With respect to Class A shares, that fee will be in addition to the sales charge payable by you upon purchase of such shares, and may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.



     If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by the Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part.


     You may also purchase Fund shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:


            Wire to:         Firstar Bank
                             ABA Number 075000022

            Credit:          Firstar Trust Company
                             Account 112-952-137


            Further Credit:  O.R.I. Growth Fund - Class A or Class C
                             (shareholder account number)
                             (shareholder name/account registration)




Please call 1-800-407-7298 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Transfer Agent may charge a $10.00 service fee for wire transactions. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.



Automatic Investment Plan - Minimum $100



     The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund's Class A or Class C shares from your bank checking or NOW account. The Fund will reduce the minimum initial investment to $100 for investors using the AIP. To establish the AIP, complete the appropriate section in the Fund's application attached to this Prospectus. Under certain circumstances (such as discontinuation of the AIP before the Fund's minimum initial investment is reached, or, after reaching the minimum initial investment, the account balance is reduced to less than $500), the Fund reserves the right to close the investor's account. Prior to closing any account for failure to reach the minimum initial investment, the Fund will give the investor written notice and 60 days in which to reinstate the AIP or otherwise reach the minimum initial investment. You should consider your financial ability to continue in the AIP until the minimum initial investment amount is met because the Fund has the right to close an investor's account for failure to reach the minimum initial investment. Such closing may occur in periods of declining share prices.


     Under the AIP, you may choose to make investments on the fifth and/or twentieth day of each month from your financial institution in amounts of $100 or more. There is no service fee for participating in the AIP. However, a service fee of $20 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of the Automated Clearing House.



     The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.



Subsequent Investments


     Additions to your account may be made by mail ($100 minimum) or by wire ($1,000 minimum). When making an additional purchase by mail, enclose a check payable to "O.R.I. Growth Fund" along with the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-800-407-7298 for complete wiring instructions. You may also make additional purchases by telephone. Information regarding this option can be obtained by calling 1-800-407-7298.


Share Certificates


     Although share purchases are credited to your account, certificates will not be issued. Nevertheless, you will have full shareholder rights.



                        DETERMINATION OF NET ASSET VALUE



     The net asset value per share for each class of shares is determined as of the close of trading (currently 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange ("NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. Net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value per share for each class of shares is calculated by taking the fair value of the total assets per class, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; provided, however, securities traded on an exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on an exchange or NASDAQ, are valued at the most recent bid prices.
Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.




                              HOW TO REDEEM SHARES



In General



     Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "DETERMINATION OF NET ASSET VALUE." The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven business days after receipt of a redemption request in good order. However, the Fund may hold payment until investments which were made by check, telephone or the AIP have been collected.


     Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Fund of the broker or dealer's instruction to redeem shares. In addition, some brokers or dealers may charge a fee in connection with such redemptions.


Written Redemption



     For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Fund's Transfer Agent: Firstar Trust Company, Mutual Fund Services, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Overnight mail should be sent to O.R.I. Growth Fund, Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Do not mail letters by overnight courier to the P.O. Box address listed above. Requests for redemption must be signed exactly as the shares are registered, including the signature of each joint owner. You must also specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent may charge a $10.00 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.



Telephone Redemption



     You may redeem shares by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. Proceeds redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the Transfer Agent. To effect a telephone redemption, you may call 1-800-407-7298. The Fund reserves the right to refuse any request made by telephone and may limit the amount involved or the number of telephone redemptions. Please call the Transfer Agent at 1-800-407-7298 to obtain current instructions. Once you place a telephone redemption request, it cannot be canceled or modified. Neither the Fund nor its Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone. Accordingly, the investor bears the risk of loss. The Fund will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include recording telephonic transactions and sending written confirmation of such transactions. However, if the

Fund or its Transfer Agent fails to employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Shareholders may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes. If an investor is unable to contact the Transfer Agent by telephone, shares may also be redeemed by delivering the redemption request to the Transfer Agent in person or by mail. If in person or by overnight mail, deliver such request to O.R.I. Growth Fund, Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202; if by regular mail, such request may be sent to Firstar Trust Company, Mutual Fund Services, P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Do not mail letters by overnight courier to the P.O. Box address listed above.



Systematic Withdrawal Plan


     You may set up automatic withdrawals from your account with the Fund at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, please call 1-800-407-7298. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the plan will be terminated.

     In certain circumstances, such as when corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact are involved or when the proceeds of redemption are requested to be sent to other than the address of record, additional documentation and signature guarantees may be required. Questions regarding such circumstances may be directed to the Transfer Agent by calling 1-800-407-7298. In addition, redemptions over $25,000 must be made in writing and require a signature guarantee. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

     Shareholders who have an Individual Retirement Account ("IRA") or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have federal tax withheld will be subject to withholding.

     Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $500. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.



                               DISTRIBUTION PLANS



     The Fund has adopted a plan of distribution for each class of shares (the "Class A Plan" and the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and/or service fees are paid. Under the Class A Plan, the Fund is required to pay the Distributor a distribution fee for the promotion and distribution of the Class A shares of up to 0.25% of the average daily net assets of the Fund attributable to the Class A shares, computed on an annual basis. The Class C Plan requires the Fund to pay the Distributor (i) a distribution fee of up to 0.75% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of up to 0.25% of the average daily net assets of the Fund attributable to the Class C shares, computed on an annual basis. Under both plans, the Distributor is authorized to, in turn, pay all or a portion of the fee it receives from the Fund to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares or, with respect to the Class C shares only, who provides certain shareholder services to the holders of such class of shares, pursuant to a written agreement (the "Rule 12b-1 Related Agreement"). To the extent such fee is not paid to such persons, the Distributor may use the fee for its own distribution expenses incurred in connection with the sale of the Fund's shares and, with respect to the Class C shares only, for any of its shareholder servicing expenses incurred in connection with servicing the holders of such class of shares, although it is the Distributor's current intention to pay out all or most of the fee under both plans. A form of the 12b-1 Related Agreement referred to above has been approved by a majority of the Board of Directors, and of the members of the Board who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the plans or any related agreements (the "Disinterested Directors") voting separately. Accordingly, the Distributor may enter into 12b-1 Related Agreements with securities dealers, financial institutions or other persons without further Board approval.



     Payment of the distribution and/or service fee is to be made quarterly, within 30 days after the close of the quarter for which the fee is payable, upon the Distributor forwarding to the Board of Directors a written report of all amounts expensed pursuant to the applicable plan; provided, however, that the aggregate payments by the Fund under the Class A Plan to the Distributor and all Recipients may not exceed 0.25% (on an annualized basis) of the Fund's average net assets attributable to the Class A shares for that quarter, and the aggregate payments by the Fund under the Class C Plan to the Distributor and all Recipients may not exceed 1.00% (on an annualized basis) of the Fund's average net assets attributable to the Class C shares for that quarter; and provided further that no fee may be paid in excess of the expenses as set forth in the quarterly written report. Thus, neither the Class A Plan nor the Class C Plan provide for the payment of distribution and/or service fees in subsequent quarters that relate to expenses incurred in prior quarters.



     From time to time, the Distributor may engage in activities which jointly promote the sale of shares of one or both classes of shares, the costs of which may not be readily identifiable as related to any one class. Generally, the expenses attributable to joint distribution activities will be allocated among each class of shares on the basis of its respective net assets.



     Each plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the plan, or the Rule 12b-1 Related Agreement, as applicable. In addition, both plans, and any Rule 12b-1 Related Agreement, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class of shares to which the plan relates, or by vote of a majority of Disinterested Directors (on not more than sixty (60) days' written notice in the case of the Rule 12b-1 Related Agreement only).




                         TAX SHELTERED RETIREMENT PLANS


     The Fund offers, through Firstar Trust Company in its capacity as custodian of Fund assets (the "Custodian"), several qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Fund on a tax deferred basis. Contributions to these plans are generally tax deductible and earnings are tax deferred until distributed.


Individual Retirement Account ("IRA"). Individuals under age 70 1/2 with earned income, may contribute money to an IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to an IRA. Individuals who are covered by existing retirement plans, or have spouses covered by such plans, and whose income exceed certain amounts, are not permitted to deduct their IRA contributions for income tax purposes. However, whether or not an individual's contributions are deductible, the earnings in his or her IRA are not taxed until the account is distributed.



401(k) Plan. A 401(k) Plan is a type of profit sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) Plan is funded by employee contributions, employer contributions, or a combination of both.

Defined Contribution Plan. A Defined Contribution Plan, commonly referred to as a Keogh Plan, allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: profit sharing, money purchase pension and a paired plan. A paired plan is a combination of a profit sharing plan and a money purchase plan.


     A complete description of the various plans, as well as a description of the applicable service fees are available from the Fund and may be obtained by calling 1-800-407-7298 or writing to the Fund at P. O. Box 701, Milwaukee, Wisconsin 53201-0701.

     Please note that early withdrawals from a retirement plan may result in adverse tax consequences.



        INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT


     The Corporation intends to continue to qualify for treatment as a "Regulated Investment Company" under Subchapter M of the Internal Revenue Code, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed on a timely basis.

     For federal income tax purposes, all dividends paid by the Corporation, on behalf of the Fund, and net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by the Corporation, on behalf of the Fund, from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as such. The capital gain holding period is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you will not be required to pay federal income taxes on the amounts distributed to you.

     Dividends are usually paid, and capital gains, if any, are usually distributed annually in December. When a dividend or capital gain is distributed, the Fund's net asset value will decrease by the amount of the payment. A dividend paid shortly after the purchase of shares will reduce the net asset value of the shares purchased by the amount of the dividend. All dividends or capital gains distributions will automatically be reinvested in shares of the Fund at the then prevailing net asset value unless an investor specifically requests that either dividends or capital gains or both be paid in cash. The election to receive dividends or reinvest them may be changed by writing to the Fund at P. O. Box 701, Milwaukee, Wisconsin 53201-0701. Such notice must be received at least 10 days prior to the record date of any dividend or capital gain distribution.

     If you do not furnish the Fund with your correct social security number or employer identification number, the Fund is required by federal law to withhold federal income tax at a rate of 31% from your distributions and redemption proceeds.

     This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.



                               FUND ORGANIZATION



     The Corporation was organized as a Maryland corporation on October 15, 1993. The Corporation is authorized to issue 500,000,000 $.01 par value shares of common stock and series and classes of series of shares of common stock. The Fund, which has been allocated 100,000,000 of those shares, is the first and presently, the only series of the Corporation. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the Custodian, and in effect each series will be a separate fund. On December __, 1996, the Corporation amended its Articles of Incorporation to provide for an additional class of shares. Each class of shares of the Fund represents an interest in the Fund's assets and has identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads and has exclusive voting rights on matters pertaining to the distribution plan for that class.



     Each share, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class. All shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and in such event, the holders of the remaining shares will not be able to elect any person or persons to the board of directors.


     The Corporation will not hold annual shareholders' meetings except when required by the 1940 Act. The Corporation has adopted procedures in its Bylaws for the removal of directors by the shareholders. As of November 30, 1996,[ no person] owned a controlling interest in the Fund.





                                 ADMINISTRATOR



     Pursuant to Administration and Accounting Service Agreements, Firstar Trust Company (the "Administrator"), Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, calculates the daily net asset value of each class of shares, prepares and files all federal and state tax returns, oversees the Fund's insurance relationships, participates in the preparation of the registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Fund pursuant to state securities laws, compiles data for and prepares notices to the SEC, prepares the financial statements for the annual and semi-annual reports to the SEC and current investors, monitors the Fund's expense accruals and performs securities valuations, monitors the Corporation's status as a registered investment company under Subchapter M of the Internal Revenue Code and monitors compliance with the Fund's investment policies and restrictions, from time to time, and generally assists in the Fund's administrative operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration and Accounting Service Agreements. For the foregoing services and until the Fund's net assets total $25 million, the Administrator receives from the Fund the following aggregate fees, computed daily and payable monthly based on the Fund's aggregate average net assets: (a) pursuant to the Administration Agreement, the Administrator receives an aggregate fee at the annual rate of
 .05 of 1% on the first $100 million of average net assets, .04 of 1% on the next $400 million of average net assets, and .03 of 1% on average net assets in excess of $500 million, subject to an annual aggregate minimum of $25,000 for the fiscal year ended November 30, 1997 and $30,000 for succeeding years, plus out of pocket expenses; and (b) pursuant to the Accounting Service Agreement, the Administrator receives an aggregate fee of (i) $20,000 for the first $40 million of average net assets for the fiscal year ended November 30, 1997 and $22,000 for the first $40 million of average net assets for succeeding years, and (ii) .01 of 1% on the next $200 million of average net assets and .005 of 1% on the balance, plus out of pocket expenses.




                   CUSTODIAN, TRANSFER AGENT, AND DISTRIBUTOR



     Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian of the Fund's assets and as dividend-disbursing and transfer agent for the Fund's shares. Oak Ridge acts as the principal distributor of the Fund's shares.

                             PORTFOLIO TRANSACTIONS



     As provided in the Investment Advisory Agreement, Oak Ridge is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In executing such transactions, Oak Ridge seeks to obtain the best net results for the Fund. Pursuant to guidelines adopted by the Corporation's Board of Directors, on behalf of the Fund, and in accordance with Rules of the SEC, Oak Ridge may serve as a broker for the Fund; however, in order for Oak Ridge to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Oak Ridge must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on any exchange during a comparable period of time. This standard allows Oak Ridge to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.




                        COMPARISON OF INVESTMENT RESULTS



     Each class may from time to time compare its investment results to various passive indices or other mutual funds and cite such comparisons in reports to shareholders, sales literature and advertisements. The results may be calculated on the basis of average annual total return, total return or cumulative total return.



     Average annual total return and total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of, any realized and unrealized appreciation or depreciation of the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period. Cumulative total return simply reflects the applicable class' performance over a stated period of time. All performance figures for Class A shares reflect the deduction of the 4.25% maximum initial sales charge.


     Average annual total return, total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund. Additional information concerning the Fund's performance appears in the Statement of Additional Information.

_________________________________

      THE FUND RESERVES THE RIGHT TO CHANGE ANY OF ITS POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

DIRECTORS

David M. Klaskin
Samuel Wegbreit
Daniel A. Kaplan
Dr. A. Charlene Sullivan
Martin Z. Craig


OFFICERS

David M. Klaskin
President

Samuel Wegbreit
Chairman of the Board

Mark C. Pappas
Secretary


INVESTMENT ADVISOR


Oak Ridge Investments, Inc.
233 North Michigan Avenue, Suite 1807
Chicago, IL  60601



CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND-DISBURSING AGENT

Firstar Trust Company
Mutual Fund Services
Third Floor
615 East Michigan Street
Milwaukee, WI  53202


INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202



LEGAL COUNSEL


Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202
MW1-33881-4

                      STATEMENT OF ADDITIONAL INFORMATION

                               O.R.I. GROWTH FUND
                                  A SERIES OF
                               O.R.I. FUNDS, INC.
                                  SPONSORED BY
                          OAK RIDGE INVESTMENTS, INC.

                                 P. O. Box 701
                        Milwaukee, Wisconsin 53201-0701
                                 1-800-407-7298



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the O.R.I. Growth Fund (the "Fund"), a series of O.R.I. Funds, Inc. (the "Corporation") dated March 1, 1997. Requests for copies of the Prospectus should be made by writing to the Fund at the address listed above or by calling 1-800-407-7298.





















        This Statement of Additional Information is dated March 1, 1997.

                               O.R.I. GROWTH FUND


                               TABLE OF CONTENTS



                                                                   Page No.

INVESTMENT RESTRICTIONS...................................................4


INVESTMENT POLICIES AND TECHNIQUES........................................5
       Illiquid Securities................................................5
       Short-Term Fixed Income Securities.................................6
       Derivative Instruments.............................................7
       Warrants...........................................................3
       When-Issued Securities............................................13
       Repurchase Obligations............................................14
       Unseasoned Companies..............................................14


DIRECTORS AND OFFICERS OF THE CORPORATION................................14


PRINCIPAL SHAREHOLDERS...................................................16


INVESTMENT ADVISOR AND UNDERWRITER.......................................16


DISTRIBUTION PLANS.......................................................17
       Description of Plans..............................................17
       Amounts Expensed Under the Plans..................................18
       Interests of Certain Persons......................................18
       Benefits to the Fund..............................................18


PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................19


CUSTODIAN................................................................20


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.............................21


TAXES....................................................................21


DETERMINATION OF NET ASSET VALUE.........................................21


SHAREHOLDER MEETINGS.....................................................21


PERFORMANCE INFORMATION..................................................22


INDEPENDENT ACCOUNTANTS..................................................24


FINANCIAL STATEMENTS.....................................................24


APPENDIX................................................................A-1






                                ________________




     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS DATED MARCH 1, 1997, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.


                                ________________


     THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.


                                ________________

                            INVESTMENT RESTRICTIONS

     The investment objective of the O.R.I. Growth Fund (the "Fund") is to seek capital appreciation. The Fund's investment objective and policies are described in detail in the Prospectus under the caption "INVESTMENT OBJECTIVE AND POLICIES." The following is a complete list of the Fund's fundamental investment limitations which cannot be changed without shareholder approval.

     The Fund may not:

           1. With respect to 75% of its total assets, purchase securities of any issuer (except securities of the U.S. government or any agency or instrumentality thereof) if such action would cause more than 5% of the Fund's total assets to be invested in securities of any one issuer, or purchase more than 10% of the outstanding voting securities of any one issuer.

           2. Borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then, only in an amount not to exceed 33 1/3% of the value of the Fund's net assets at the time the borrowing is incurred; provided however, the Fund may engage in transactions in options, futures contracts and options on futures contracts. The Fund may not purchase securities when borrowings exceed 5% of its total assets.

           3. Act as an underwriter of another issuer's securities except for the sale of restricted securities.

           4. Pledge, mortgage, hypothecate, or otherwise encumber any of its assets, except to secure permitted borrowings and except that the Fund may invest in options, futures contracts and options on futures contracts.

           5. Make loans, except through (i) the purchase of investments permissible under the Fund's investment policies, or (ii) the lending of portfolio securities provided that no such loan of portfolio securities may be made by it if, as a result, the aggregate of such loans would exceed 5% of the value of the Fund's total assets.

           6. Purchase any securities on margin, except for the use of short-term credit necessary for clearance of purchases of portfolio securities, the payment of initial and variation margin deposits in connection with futures contracts and options thereon, and the purchase and sale of options.

           7. Purchase, hold, or deal in commodities or commodity contracts (except that the Fund may engage in futures and options on futures), or purchase or sell real estate including real estate limited partnerships, other than, to the extent permitted under the Fund's investment policies, instruments secured by real estate or interests therein or instruments issued by entities that invest in real estate or interests therein.

           8. Issue senior securities. For purposes of this investment restriction, the futures, options and borrowing actions permitted under the Fund's investment policies are not deemed to be the issuance of senior securities.

           9. Concentrate more than 25% of the value of its total assets (taken at market value at the time of each investment) in securities of issuers whose principal business activities are in the same industry or group of industries.

     With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

     The following investment limitations may be changed by the Corporation's Board of Directors without shareholder approval.

     The Fund may not:




           1. Purchase securities of issuers having less than three years continuous operation (including operations of any predecessors), if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its net assets.



           2. Invest in illiquid securities (i.e., securities that are not readily marketable) if, as a result of such investments, more than 5% of the Fund's net assets (taken at market value at the time of each investment) would be invested in illiquid securities.



           3.  Invest in any investment company.



           4. Enter into futures contracts or related options if more than 5% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin and premiums on futures contracts and related options.




                       INVESTMENT POLICIES AND TECHNIQUES



     The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus under the captions "INVESTMENT OBJECTIVE AND POLICIES" and "INVESTMENT TECHNIQUES AND RISKS."



ILLIQUID SECURITIES



     The Fund may invest up to 5% of its net assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (i.e., securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), repurchase agreements with maturities in excess of seven days and other securities that are not readily marketable. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, including securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board.



     The Board of Directors of the Corporation has delegated to Oak Ridge Investments, Inc. ("Oak Ridge"), the Fund's investment advisor, the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed Oak Ridge to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Corporation. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.


SHORT-TERM FIXED INCOME SECURITIES


     The Fund may invest, for defensive, temporary purposes, in short-term fixed income securities, including without limitation, the following:

           1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.


           2. Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 5% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund will not generally be fully insured.



           3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.


           4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. Oak Ridge monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. Oak Ridge does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

           5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.


           6. Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and the corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. Oak Ridge will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Oak Ridge, of comparable quality.






DERIVATIVE INSTRUMENTS



     IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."



     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.



     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.



     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by the Fund to "lock-in" its realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.



     MANAGING RISK. The Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.



     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.



     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.



     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Oak Ridge's ability to predict movements of the securities, currencies, and commodities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect Oak Ridge's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, Oak Ridge will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.



     (2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that Oak Ridge reasonably believes are capable of performing under the contract.



     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.



     (4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.



     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.



     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.



     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities.



     The Corporation has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not, however, limit the Fund's risk to 5% of the Fund's assets.



     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the Investment Company Act of 1940, as amended (the "1940 Act"). In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. The Fund will also set aside permissible liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



     In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, Oak Ridge may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).



     OPTIONS. The Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write
(sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.



     The Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "INVESTMENT POLICIES AND TECHNIQUES A Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.



     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.



     The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.



     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.



     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.



     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.



     SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.






     FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging and managing risk but not for speculation. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when Oak Ridge believes it is more advantageous to the Fund than is purchasing the futures contract.



     To the extent required by regulatory authorities, the Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.



     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.



     No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash, U.S. government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transaction, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.



     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.



     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.



     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.



     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.


WARRANTS


     The Fund may invest in warrants, valued at the lower of cost or market, if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.



WHEN-ISSUED SECURITIES



     The Fund may from time to time purchase securities on a "when-issued" basis up to 5% of its net assets. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, with delivery and payment for the securities occurring at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, and no interest is accrued on debt securities or dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.



     The Fund will maintain liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


REPURCHASE OBLIGATIONS


     The Fund may enter into repurchase agreements with respect to no more than 5% of its net assets with certain banks and certain non-bank dealers. In a repurchase agreement, the Fund buys a security at one price and, at the time of the sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Oak Ridge will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, Oak Ridge reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.


UNSEASONED COMPANIES


     The Fund may invest not more than 5% of its net assets in unseasoned companies, which are companies with less than three years of continuous operation. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification, and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of these companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.




                   DIRECTORS AND OFFICERS OF THE CORPORATION



     Directors and officers of the Corporation, together with information as to their principal business occupations during at least the last five years, and other information, are shown below. Each director who is deemed an "interested person," as defined in the Investment Company Act of 1940 ("Investment Company Act"), is indicated by an asterisk.



*David M. Klaskin, President and a Director of the Corporation (DOB __________).


      Mr. Klaskin has been the President and Chief Investment Officer of Oak Ridge since its founding in 1989. For the eight years prior to founding Oak Ridge, Mr. Klaskin was a financial consultant with Shearson/Lehman Bros. responsible for managing funds for both individual and institutional clients. Mr. Klaskin graduated from Indiana University with a B.S. in Finance.

*Samuel Wegbreit, Chairman of the Board, Treasurer, Assistant Secretary and a Director of the Corporation (DOB ____________).


      Mr. Wegbreit has been the Chairman of Oak Ridge since its founding in September, 1989. From April 1988 until founding Oak Ridge, Mr. Wegbreit was a securities trader. From 1983 to 1988 Mr. Wegbreit was a securities trader and Vice-President with Morgan Stanley & Co. Mr. Wegbreit graduated from Brown University with a B.S. in Applied Mathematics.


Daniel A. Kaplan, a Director of the Corporation (DOB ____________).


      Mr. Kaplan is a certified public accountant and the Chief Financial Officer of Loft Development Corporation. Mr. Kaplan has been employed by Loft Development Corporation since 1986.


Mark C. Pappas, Secretary of the Corporation (DOB ____________).


      Mr. Pappas joined Oak Ridge as Senior Vice President in 1993. From 1992 until 1993, Mr. Pappas was the Senior Portfolio Analyst for the General Board of Pensions of the United Methodist Church. From 1990-1992, Mr. Pappas was a Consultant with Oak Ridge. From 1986-1991, Mr. Pappas attended Purdue University where he received his B.S. in Economics/Finance.


A. Charlene Sullivan, Ph.D., a Director of the Corporation (DOB ____________).


     Dr. Sullivan has been an Associate Professor of Finance at Purdue University since 1978. In addition, Dr. Sullivan has been a member of the board of directors of the Federal Reserve Bank in Chicago since 1990.


Martin Z. Craig, a Director of the Corporation (DOB ____________).


     Mr. Craig has been the principal of Craig Capital Investments since January, 1991. From 1988 through 1990 Mr. Craig was the Executive Vice President and a Director of HHL Financial Services, Inc.



     Except for Mr. Kaplan, Dr. Sullivan and Mr. Craig, the address of all of the above persons is Oak Ridge Investments, Inc., 233 N. Michigan Ave., Suite 1807, Chicago, Illinois 60601. Mr. Kaplan's address is 641 W. Lake Street, Chicago, Illinois 60661; Dr. Sullivan's address is Purdue University, Krannert Center, #217, West Lafayette, Indiana 47907; and Mr. Craig's address is 854 Bluff Street, Glencoe, Illinois 60022.



     As of November 30, 1996, officers and directors of the Corporation beneficially owned ______ shares of common stock of the Fund's Class A shares, which was ____% of the Fund's then outstanding shares. Directors and officers of the Corporation who are officers, directors, employees, or shareholders of Oak Ridge do not receive any remuneration from the Corporation or the Fund for serving as directors or officers.

     The following table provides information relating to compensation paid to directors of the Corporation for their services as such for the fiscal year ended November 30, 1996:




Name                  Cash Compensation(1)  Other Compensation  Total
----                  --------------------  ------------------  ------
David M. Klaskin               $0                    $0           $0
Samuel Wegbreit                $0                    $0           $0
Daniel A. Kaplan             $_____                  $0         $_____
A. Charlene Sullivan         $_____                  $0         $_____
Martin Z. Craig              $_____                  $0         $_____
                             ------                  --          -----
All directors as a
group (5 persons)            $                       $0         $
                             ======                  ==         ======



(1) Each director who is not deemed an "interested person," as defined in the Investment Company Act, receives $250 for each board of directors meeting attended by such person. The board held __ meetings during fiscal 1996.




                             PRINCIPAL SHAREHOLDERS



     As of November 30, 1996, the following persons owned of record or are known by the Corporation to own of record or beneficially 5% or more of the Fund's outstanding shares:




Name and Address  Class of Shares  Number of Shares  Percentage
----------------  ---------------  ----------------  ----------



                               __        _______       ____%




     As of November 30, 1996 [no person] owned a controlling interest in the Fund.




                       INVESTMENT ADVISOR AND UNDERWRITER



     Oak Ridge is the investment advisor to the Fund. Mr. Klaskin is the President, Treasurer and a director of Oak Ridge. Mr. Wegbreit is the Chairman, Secretary and a director of Oak Ridge. Mr. Pappas is the Senior Vice President of Oak Ridge. Neither Mr. Klaskin nor Mr. Wegbreit own more than 50% of Oak Ridge, but each such person owns shares representing more than 35% of Oak Ridge. A brief description of the Fund's investment advisory agreement is set forth in the Prospectus under "MANAGEMENT."



     The Fund's Advisory Agreement is dated March 1, 1997 (the "Advisory Agreement"). The Advisory Agreement has an initial term of two years and thereafter is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the directors, including a majority of the disinterested directors, on January 9, 1997, and by the shareholders of the Fund on February 26, 1997. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Corporation's outstanding voting securities, or by Oak Ridge, and will terminate automatically in the event of its assignment.



     Under the terms of the Advisory Agreement, Oak Ridge manages the Fund's investments subject to the supervision of the Corporation's Board of Directors. Oak Ridge is responsible for investment decisions and supplies investment research and portfolio management. At its expense, Oak Ridge provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.



     As compensation for its services, the Corporation, on behalf of the Fund, pays to Oak Ridge a monthly advisory fee at the annual rate of 1.00% of the average daily net assets of the Fund. See "DETERMINATION OF NET ASSET VALUE" in the Prospectus. From time to time, Oak Ridge may voluntarily waive all or a portion of its management fee or absorb expenses for one or both classes of shares of the Fund. For the periods ended November 30, 1994, 1995 and 1996, the Fund did not pay an advisory fee to Oak Ridge because Oak Ridge waived its entire advisory fee. If Oak Ridge had not agreed to waive the advisory fee, Oak Ridge would have received $15,506, $33,642, and $________ in 1994, 1995 and
1996, respectively. The organizational expenses of the Fund were advanced by Oak Ridge and will be reimbursed by the Fund over a period of not more than 60 months. The organizational expenses for the Fund were approximately $44,002.






     Under a Distribution Agreement dated January 3, 1994 (the "Distribution Agreement"), Oak Ridge also acts as underwriter of the Fund's shares. The Distribution Agreement provides that Oak Ridge will use its best efforts to distribute the Fund's shares. The Fund's Class A shares are offered for sale by the Fund continuously at net asset value per share plus a maximum initial sales charge of 4.25% of the offering price. The Fund's Class C shares are offered continuously at net asset value. Existing shareholders of the Fund's Class A shares as of December 31, 1995 are not subject to the sales charge on additional purchases of Fund shares. In addition, no sales charge is imposed on the reinvestment of dividends or capital gains. Certain other exceptions to the imposition of the sales charge apply, as discussed more fully in the Prospectus under the caption "HOW TO PURCHASE SHARES -- Purchases at Net Asset Value -- Class A and Class C Shares." These exceptions are made available because minimal or no sales effort is required with respect to the categories of investors so excepted. Pursuant to the terms of the Distribution Agreement, Oak Ridge bears the costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of Fund shares. [For the periods ended November 30, 1994, 1995 and 1996, Oak Ridge did not receive any compensation for its services as underwriter.]



     The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement, except that the Distribution Agreement need not be approved by the Fund's shareholders.




                               DISTRIBUTION PLANS



DESCRIPTION OF PLANS



     The Fund has adopted a plan of distribution for each class of shares (the "Class A Plan" and the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act, which requires it to pay Oak Ridge, in its capacity as the principal underwriter of Fund shares, certain distribution and/or service fees. Under the Class A Plan, the Fund is required to pay Oak Ridge a distribution fee for the promotion and distribution of the Class A shares of up to 0.25% per annum of the average daily net assets of the Fund attributable to the Class A shares. The Class C Plan requires the Fund to pay Oak Ridge (i) a distribution fee of up to 0.75% per annum of the average daily net assets of the Fund attributable to the Class C shares, and (ii) a service fee for personal services provided to shareholders and/or the maintenance of shareholder accounts of up to 0.25% per annum of the average daily net assets of the Fund attributable to the Class C shares. Under both plans, Oak Ridge is authorized to, in turn, pay all or a portion of the fee it receives from the Fund to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares or, with respect to the Class C shares only, who provide certain shareholder services to the holders of such class of shares, pursuant to a written agreement (the "Rule 12b-1 Related

Agreement"). To the extent such fee is not paid to such persons, Oak Ridge may use the fee for its own distribution expenses incurred in connection with the sale of the Fund's shares and, with respect to the Class C shares only, for any of its shareholder servicing expenses incurred in connection with servicing the holders of such class of shares, although it is Oak Ridge's current intention to pay out all or most of the fee under both plans. A form of the 12b-1 Related Agreement referred to above has been approved by a majority of the Board of Directors, and of the members of the Board who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the plans or any related agreements (the "Disinterested Directors") voting separately. Accordingly, Oak Ridge may enter into 12b-1 Related Agreements with securities dealers, financial institutions or other persons without further Board approval.



     Payment of the distribution and/or service fee is to be made quarterly, within 30 days after the close of the quarter for which the fee is payable, upon Oak Ridge forwarding to the Board of Directors a written report of all amounts expensed pursuant to the applicable plan; provided, however, that the aggregate payments by the Fund under the Class A Plan to Oak Ridge and all Recipients may not exceed 0.25% (on an annualized basis) of the Fund's average net assets attributable to the Class A shares for that quarter, and the aggregate payments by the Fund under the Class C Plan to Oak Ridge and all Recipients may not exceed 1.00% (on an annualized basis) of the Fund's average net assets attributable to the Class C shares for that quarter; and provided further that no fee may be paid in excess of the expenses as set forth in the quarterly written report. Thus, neither the Class A Plan nor the Class C Plan provide for the payment of distribution and/or service fees in subsequent periods that relate to expenses incurred in prior periods.



     Each plan, and any Rule 12b-1 Related Agreement which is entered into, will continue in effect for a period of more than one year only so long as its continuance is specifically approved at least annually by a vote of a majority of the Fund's Board of Directors, and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the plan, or the Rule 12b-1 Related Agreement, as applicable. In addition, both plans, and any Rule 12b-1 Related Agreement, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the applicable class of shares to which the plan relates, or by vote of a majority of Disinterested Directors (on not more than sixty (60) days' written notice in the case of the Rule 12b-1 Related Agreement only).



AMOUNTS EXPENSED UNDER THE PLANS



     For the year ended November 30, 1996, the Fund paid $________ to Oak Ridge and all Recipients under the Class A Plan. Of this amount, $______ was spent on advertising, $______ was spent on printing and mailing prospectuses to other than current shareholders, $______ was retained by Oak Ridge (therefore, $______ was paid to Recipients) and $______ was spent on interest or other financing charges. Since the Class C Plan did not become effective until March 1, 1997, no amounts were paid by the Fund under the Class C Plan for the year ended November 30, 1996.



INTERESTS OF CERTAIN PERSONS



     With the exception of Oak Ridge, in its capacity as investment advisor and principal underwriter of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in either the Class A or the Class C Plan or any Rule 12b-1 Related Agreement.



BENEFITS TO THE FUND



     CLASS A PLAN. The Class A Plan has been in effect since January 1, 1996. The benefits to the Fund resulting from the implementation of the Class A Plan include the following: ________________________________.

     CLASS C PLAN. The Board of Directors of the Corporation has determined, in the exercise of its business judgment, that the Class C Plan, which became effective March 1, 1997, is reasonably likely to benefit the Fund and the Class C shareholders in at least one or more ways.



     Specifically, the Board has concluded that Oak Ridge and any Recipients operating under Rule 12b-1 Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Class C shares if a Rule 12b-1 Plan were not in place to reimburse them, thus making the adoption of the Class C Plan important to the viability of the Class C shares. In addition, the Board determined that the payment of service fees to these persons should motivate them to provide an enhanced level of personal services to holders of the Class C shares, which would, of course, benefit such shareholders.
Finally, the adoption of the Class C Plan would likely lead to an increase in net assets under management, given the enhanced marketing efforts on the part of Oak Ridge and Recipients to sell Class C shares. While the Board of Directors recognized that Oak Ridge, in its capacity as the Fund's investment advisor, would benefit from such an increase since its fees are based upon a percentage of net assets of the Fund's Class C shares, the increase in net assets would also benefit both the Fund and the Class C shareholders by reducing the per share operating expenses of the Fund which would result since the Fund's fixed expenses would be spread over a larger asset base.



     While there is no assurance that the expenditure of Fund assets to finance the distribution of the Class C shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Class C Plan.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE



     As investment advisor to the Fund, Oak Ridge is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's portfolio business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business. It is the policy of Oak Ridge to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Oak Ridge or the Fund. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, Oak Ridge considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition.
Brokerage will not be allocated based on the sale of the Fund's shares. As noted in the Prospectus under the caption "PORTFOLIO TRANSACTIONS," pursuant to guidelines adopted by the Corporation's Board of Directors and in accordance with the Rules of the SEC, Oak Ridge may serve as a broker to the Fund; however, in order for Oak Ridge to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by Oak Ridge must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on any exchange during a comparable period of time. This standard allows Oak Ridge to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.



     The aggregate amount of brokerage commissions paid by the Fund for the periods ended November 30, 1994, 1995 and 1996 was $2,409, $4,635 and $________, respectively. Of these total brokerage commissions, Oak Ridge received $1,678, $2,058 and $________ in 1994, 1995 and 1996, respectively.
Accordingly, for the period ended November 30, 1996, ____% of the aggregate brokerage commissions paid by the Fund were paid to Oak Ridge, and ____% of the aggregate dollar amount of Fund transactions involving the payment of commissions were effected through Oak Ridge.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).



     Oak Ridge is responsible for selecting brokers in connection with securities transactions. In selecting such brokers, Oak Ridge considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Oak Ridge determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. Oak Ridge believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) Oak Ridge determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Oak Ridge's overall responsibilities; and (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws. The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of Oak Ridge's receipt of research services. [The Fund did not pay brokerage commissions for the periods ended November 30, 1994, 1995 and 1996 for transactions for which research services were provided.]


     Oak Ridge places portfolio transactions for other advisory accounts managed by Oak Ridge. Research services furnished by firms through which the Fund effects its securities transactions may be used by Oak Ridge in servicing all of its accounts; not all of such services may be used by Oak Ridge in connection with the Fund. Oak Ridge believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Oak Ridge believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Oak Ridge seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Oak Ridge are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.


     The Fund's portfolio turnover rate for the periods ended November 30, 1994, 1995 and 1996 was 80%, 109% and ___%, respectively. The Fund anticipates that its portfolio turnover rate may continue to exceed 50%, although such rate is not expected to exceed 100%. The annual portfolio turnover rate indicates changes in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period. The turnover rate may vary from year to year, as well as within a year, and may be affected by portfolio sales necessary to meet cash requirements for redemptions of the Fund's shares.




                                   CUSTODIAN



     As custodian of the Fund's assets, Firstar Trust Company ("Firstar") has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation. The custodian is in no way responsible for any of the investment policies or decisions of the Fund. The principal business address of Firstar is 615 East Michigan Street, Milwaukee, Wisconsin 53202.




                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT


     Firstar also acts as transfer agent and dividend-disbursing agent for the Fund. Firstar is compensated based on an annual fee per open account of $14, plus out-of-pocket expenses such as postage and printing expenses in connection with shareholder communications. Firstar also receives an annual fee per closed account of $14.



                                     TAXES



     As indicated under "INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS" in the Prospectus, it is the Corporation's intent to continue to qualify annually as a "regulated investment company" under the Code. This qualification does not involve government supervision of the Fund's management practices or policies.



     A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gains on sales of securities when realized and distributed are taxable as capital gains. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investment although taxable as stated above.




                        DETERMINATION OF NET ASSET VALUE



     As set forth in the Prospectus under the same caption, the net asset value of each class of shares of the Fund will be determined as of the close of trading on each day the New York Stock Exchange is open for trading. The Fund does not determine net asset value on days the New York Stock Exchange is closed and at other times described in the Prospectus. The New York Stock Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.




                              SHAREHOLDER MEETINGS


     Maryland law permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act.


     The Corporation's Bylaws also contain procedures for the removal of directors by shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.



     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.


     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.



                            PERFORMANCE INFORMATION



     As described under the heading "PERFORMANCE" in the Fund's Prospectus, the historical performance or return of both classes of shares of the Fund may be shown in the form of various performance figures. The Fund may occasionally cite statistics to reflect the volatility or risk of one or both classes of shares. These performance figures are based upon historical results and are not necessarily representative of future performance. Factors affecting performance include general market conditions, operating expenses, the imposition of sales charges and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


TOTAL RETURN


     The average annual total return of each class of shares of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


                                       n
                                 P(1+T)  = ERV

                P    =    a hypothetical initial payment of $1,000.
                T    =    average annual total return.
                n    =    number of years.
                ERV  =    ending redeemable value of a hypothetical
                          $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

     Calculation of total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed to be $1,000) ("initial investment") in a class of shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. With respect to the Class A shares only, this calculation reflects the deduction of the maximum initial sales charge. In addition, the calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at the net asset value of the applicable class of shares on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


     Performance figures for the Class A shares for the periods ended November 30, 1994, 1995 and 1996 may be found in the Fund's 1996 Annual Report, which may be obtained free of charge by calling or writing to the Fund.


VOLATILITY


     Occasionally statistics may be used to specify volatility or risk of one or both classes of shares of the Fund. Measures of volatility or risk are generally used to compare the net asset value or performance of a class of shares relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.


COMPARISONS


     The Fund may compare the performance of one or both classes of shares to that of United States treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.



     From time to time, in marketing and other fund literature, the performance of one or both classes of shares of the Fund may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges. Each class of shares of the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.



     The performance of the Fund's classes of shares may also be compared to the performance of other mutual funds by Morningstar, Inc. ("Morningstar"), which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute or necessarily predictive of future performance.

     Evaluations of performance of the Fund's classes of shares made by independent sources may also be used in advertisements concerning the Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, the Wall Street Journal, Barron's and a variety of investment newsletters.



     The Fund may compare the performance of one or both classes of shares to a wide variety of indices and measures of inflation including the Russell 2000 Stock Index. There are differences and similarities between the investments that the Fund may purchase and the investments measured by these indices.



     Investors may want to compare the performance of one or both classes of shares of the Fund to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution.



     Investors may also want to compare performance of one or both classes of shares of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.




                            INDEPENDENT ACCOUNTANTS



     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, have been selected as the independent accountants for the Fund.




                              FINANCIAL STATEMENTS


     The following Financial Statements of the Fund are contained herein:


            (a)  Schedule of Investments at November 30, 1996.(1)



            (b)  Statement of Assets and Liabilities at November
                 30, 1996.(1)



            (c)  Statement of Operations for the year ended
                 November 30, 1996.(1)



            (d)  Statement of Changes in Net Assets for the period
                 January 3, 1994 (commencement of operations) to November 30, 1994, (2) and for the years ended November 30, 1995(2) and November 30, 1996.(1)



            (e)  Financial Highlights for the period January 3,
                 1994 (commencement of operations) to November 30, 1994, (2) and for the years ended November 30, 1995(2) and November 30, 1996.(1)



            (f)  Notes to Financial Statements.(1)



            (g)  Report of Independent Accountants.(1)

     In addition, the financial statements and related notes contained in the Annual Report of the Fund for the period ended November 30, 1995, including the auditors' report on the financial statements, and the financial statements and related notes contained in the Fund's Semi-Annual Report for the period ended May 31, 1996, both of which may be obtained without charge by calling or writing to the Fund, are incorporated herein by reference.

__________________


(1)  To be filed by amendment.  See Explanatory Note.



(2)  Incorporated by reference.

                                    APPENDIX

                               SHORT-TERM RATINGS


                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS



     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



     Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:




     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.



     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.



     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.



     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.




                         STANDARD & POOR'S NOTE RATINGS



     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making such an assessment: (i) the amortization schedule (the larger the final maturity relative to the other maturities, the more likely the issue will be rated as a note), and (ii) the source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).


           SP-1 notes have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

           SP-2 notes have satisfactory capacity to pay principal and interest.

           SP-3 notes have speculative capacity to pay principal and interest.


                        MOODY'S COMMERCIAL PAPER RATINGS



     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

     Moody's commercial paper ratings are opinions on the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:



     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.



     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



     Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.



                              MOODY'S NOTE RATINGS


     MIG-1 notes are the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2 notes are high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG-3 notes are favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG-4 notes are adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     S.G. notes are speculative quality. Debt instruments in this category lack margins of protection.


                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS



     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.



     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.



     F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".



     F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.



     F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.



     F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.



     D DEFAULT Issues assigned this rating are in actual or imminent payment default.



     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.



                     DUFF & PHELPS, INC. SHORT-TERM RATINGS


     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.


     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


     The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.



     These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.



Rating Scale:  Definition



               High Grade



    D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

    D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.



    D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.



               Good Grade



    D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



               Satisfactory Grade



    D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.



               Non-investment Grade



    D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.



               Default



    D-5 Issuer failed to meet scheduled principal and/or interest payments.



                                  BOND RATINGS


STANDARD & POOR'S LONG-TERM DEBT RATINGS



     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.



     The debt rating is not a recommendation to purchase, sell or hold a security, as it does not comment as to market price or suitability for a particular investor.



     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.


     The ratings are based, in varying degrees, on the following considerations:


            1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;



            2. Nature of and provisions of the obligation; and

               3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


INVESTMENT GRADE




     AAA       Debt rated "AAA" has the highest rating assigned by S&P.
               Capacity to pay interest and repay principal is extremely strong.



     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.



     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.




SPECULATIVE GRADE



     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.




     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.



     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.




     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.



     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.



     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.



     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



MOODY'S LONG-TERM DEBT RATINGS



     Aaa  -    Bonds which are rated Aaa are judged to be of the best quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.



     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.



     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.



     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH INVESTORS SERVICE, INC. BOND RATINGS


     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.



     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.



     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.



     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.




     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.



     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.



     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.




     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.



     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.




     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.



     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.



     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.



     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.



     C Bonds are in imminent default in payment of interest or principal.



     DDD,
     DD
     and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.




DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS


     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.





     The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

RATING SCALE   DEFINITION




AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+            High credit quality. Protection factors are strong. Risk is
AA             modest, but may vary slightly from time to time because of
AA-            economic conditions.

A+             Protection factors are average but adequate.  However, risk
A              factors are more variable and greater in periods of economic
A-             stress.

BBB+           Below average protection factors but still considered sufficient
BBB            for prudent investment.  Considerable variability in risk during
BBB-           economic cycles.


BB+            Below investment grade but deemed likely to meet obligations
BB             when due. Present or prospective financial protection factors
BB-            fluctuate according to industry conditions or company fortunes.
               Overall quality may move up or down frequently within this category.



B+             Below investment grade and possessing risk that obligations will
B              not be met when due.  Financial protection factors will fluctuate
B-             widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.



CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.



DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.



DP             Preferred stock with dividend arrearages.






MW1-33882-3

                                     PART C

                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

      (a)  Financial Statements (All included in Parts A and B)


                  Schedule of Investments at November 30, 1996



                  Statement of Assets and Liabilities at November 30, 1996



                  Statement of Operations for the year ended November 30, 1996



                  Statement of Changes in Net Assets for the period January 3, 1994 (commencement of operations) to November 30, 1994, and for the years ended November 30, 1995 and November 30, 1996



                  Financial Highlights for the period January 3, 1994 (commencement of operations) to November 30, 1994, and for the years ended November 30, 1995 and November 30, 1996


                  Notes to Financial Statements

                  Report of Independent Accountants

      (b)  Exhibits


           (1) Registrant's Articles of Incorporation, as amended*



           (2)    Registrant's By-Laws, as amended(3)


           (3)    None

           (4)    None


           (5)    Amended and Restated Investment Advisory
                  Agreement*



           (6.1)  Distribution Agreement(2)



           (6.2)  Form of Dealer Agreement(5)


           (7)    None


           (8)    Custodian Agreement with Firstar Trust Company(5)



           (9.1)  Transfer Agency Agreement with Firstar Trust Company(5)



           (9.2)  Administration Agreement with Firstar Trust Company(5)



           (9.3)  Accounting Agreement with Firstar Trust Company(5)

           (10)   Opinion and Consent of Godfrey & Kahn, S.C.(2)


           (11)   Consent of Price Waterhouse LLP

           (12)   None


           (13)   Subscription Agreements(2)



           (14)   (a)  Prototype Defined Contribution Retirement
                       Plan with Standardized Adoption Agreements(2)



                  (b)  Individual Retirement Custodial
                       Account(2)



           (15.1) Class A Rule 12b-1 Distribution Plan(4)



           (15.2) Class C Rule 12b-1 Distribution and Servicing Plan*



           (16)   Schedule for Computations of Performance
                  Quotations*



           (17)   Financial Data Schedule*



           (18)   Rule 18f-3 Multiple Class Plan*


---------------


(1) Incorporated by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 20, 1993.



(2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 17, 1993.



(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on June 28, 1994.



(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 31, 1995.



(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on December 26, 1995.



*    To be filed by Amendment.

Item 25.  Persons Controlled by or under Common Control with Registrant

          Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities


                                           Number of Record Holders
             Title of Securities           as of November 30, 1996
             -------------------           ------------------------
             Common Stock, $.01 par value           _____


Item 27.  Indemnification

          Pursuant to the authority of the Maryland General Corporation Law,
Article VI of Registrant's By-Laws provides as follows:

                         ARTICLE VI INDEMNIFICATION

               The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

Item 28.  Business and Other Connections of Investment Advisor

          None.

Item 29.  Principal Underwriters

          (a)  None


          (b) Incorporated by reference to the information contained under "MANAGEMENT" in the Prospectus and under "DIRECTORS AND OFFICERS OF THE CORPORATION" and "INVESTMENT ADVISOR AND UNDERWRITER" in the Statement of Additional Information, all pursuant to Rule 411 under the Securities Act of 1993.


          (c)  None

Item 30.  Location of Accounts and Records


          All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Oak Ridge Investments, Inc., Registrant's investment advisor, at Registrant's corporate offices, except records held and maintained by Firstar Trust Company, Mutual Fund Services, Third Floor, 615 East Michigan Street, Milwaukee, Wisconsin 53202, relating to its function as custodian, transfer agent, and administrator.

Item 31.  Management Services

          All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings.


          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its 1996 Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 27th day of December, 1996.

                           O.R.I. FUNDS, INC. (Registrant)



                           By:  /s/ Samuel Wegbreit
                                ---------------------
                                Samuel Wegbreit
                                Chairman of the Board



     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.


           Name                             Title                                 Date
           ----                             -----                                 ----

/s/ Samuel Wegbreit           Chairman of the Board, a Director,            December 27, 1996
----------------------------  Treasurer and Assistant Secretary
Samuel Wegbreit               (principal financial and accounting officer)



/s/ David M. Klaskin          Director and President                        December 27, 1996
----------------------------  (principal executive officer)
David M. Klaskin


/s/ Daniel A. Kaplan          Director                                      December 27, 1996
----------------------------
Daniel A. Kaplan


/s/ Dr. A. Charlene Sullivan  Director                                      December 27, 1996
----------------------------
Dr. A. Charlene Sullivan


/s/ Martin Z. Craig           Director                                      December 27, 1996
----------------------------
Martin Z. Craig

                                 EXHIBIT INDEX


Exhibit No.             Exhibit

         (1) Registrant's Articles of Incorporation, as amended*

         (2)            Registrant's By-Laws, as amended
                        (previously filed as Exhibit 2 to the
                        Registrant's Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (3)            None

         (4)            None

         (5)            Amended and Restated Investment Advisory
                        Agreement*

         (6.1) Distribution Agreement (previously filed as Exhibit 6 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (6.2)          Form of Dealer Agreement (previously
                        filed as Exhibit 6.2 to Registrant's
                        Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (7)            None

         (8)            Custodian Agreement with Firstar Trust
                        Company (previously filed as Exhibit 8 to
                        Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (9.1)          Transfer Agency Agreement with Firstar
                        Trust Company (previously filed as Exhibit 9.1 to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (9.2)          Administration Agreement with Firstar
                        Trust Company (previously filed as Exhibit 9.2 to Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (9.3)          Accounting Agreement with Firstar Trust
                        Company (previously filed as Exhibit 9.3 to
                        Registrant's Post-Effective Amendment No. 4 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

         (10)           Opinion and Consent of Godfrey & Kahn,
                        S.C., counsel for Registrant (previously filed as Exhibit 10 to Registrant's Pre-Effective
                        Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

     (11)           Consent of Price Waterhouse LLP

     (12)           None

     (13) Subscription Agreements (previously filed as Exhibit 13 to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

     (14)      (a)  Prototype Defined Contribution Retirement Plan with
                    Standardized Adoption Agreements (previously filed as
                    Exhibit 14(a) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

               (b)  Individual Retirement Custodial Account (previously filed as
                    Exhibit 14(b) to Registrant's Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

     (15.1)         Class A Rule 12b-1 Distribution Plan (previously filed as
                    Exhibit 15 to Registrant's Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, File Nos. 811-8088 and 33-70590)

     (15.2)         Class C Rule 12b-1 Distribution and Servicing Plan*


     (16)           Schedule for Computation of Performance Quotations*

     (17)           Financial Data Schedule*

     (18)           Rule 18f-3 Multiple Class Plan*

---------------

* To be filed by Amendment.